AMENDED AND RESTATED

                  STEIN MART, INC. EMPLOYEE STOCK PURCHASE PLAN


ARTICLE I - PURPOSE

        1.01.   Purpose.
                -------

        The Stein Mart, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Stein Mart, Inc., and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company (the "Shares"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II - DEFINITIONS

        2.01.   Base Pay.
                --------

        "Base Pay" shall mean regular straight-time earnings excluding payments for shift premiums, contests, bonuses and other special payments.

        2.02.   Committee.
                ---------

        "Committee" shall mean the individuals described in Article Xl.

        2.03.   Employee.
                --------

        "Employee" means any person who is customarily employed on a fulltime or part-time basis by the Company and is regularly scheduled to work 20 or more hours per week and more than 5 months a year.

        2.04.   Subsidiary Corporation.
                ----------------------

        "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code and (ii) is designated as a participant in the Plan by the Committee.

ARTICLE III - ELIGIBILITY AND PARTICIPATION

        3.01.   Initial Eligibility.
                -------------------

        Any Employee who shall have completed six months' continuous employment and shall be employed by the Company on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such six month period has concluded.

        Officers of the Company shall be eligible to participate in offerings under the Plan, provided, however, that the Committee may provide in an offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

        3.02.   Restrictions on Participation.
                -----------------------------

        Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

                (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee, and stock which the Employee may purchase under all outstanding options shall be treated as stock owned by such Employee); or

                (b) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

        3.03.   Commencement of Participation.
                -----------------------------

        An eligible Employee may become a participant by completing an enrollment form provided by the Company and filing it with the Human Resources Department of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall terminate as provided herein.

ARTICLE IV - OFFERINGS

        4.01.   Annual Offerings.
                ----------------

        The Plan will be implemented by annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of January in each of the years



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


beginning January 1, 1998 through the year beginning January 1, 2005, and on July 1 for the year 1997, each Offering terminating on December 31 of the same year, provided, however, that each annual Offering beginning in 1998 may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing, respectively, on January 1 and July 1 of such year and terminating on June 30 of such year and December 31 of the same year, respectively. The maximum number of Shares issued in the respective years shall be:

        *       From July 1, 1997 to December 31, 1997:  200,000 Shares.

        * From January 1, 1998 to December 31, 1998: 200,000 Shares plus unissued Shares from the prior offerings, whether offered or not.

        * From January 1, 1999 to December 31, 1999: 200,000 Shares plus unissued Shares from the prior Offerings, whether offered or not.

        * From January 1, 2000 to December 31, 2000: 200,000 Shares plus unissued Shares from prior Offerings, whether offered or not.

        * From January 1, 2001 to December 31, 2001: 200,000 Shares plus unissued Shares from prior Offerings, whether offered or not.

        * From January 1, 2002 to December 31, 2002: 200,000 Shares plus unissued Shares from the prior Offerings, whether offered or not.

        * From January 1, 2003 to December 31, 2003: 200,000 Shares plus unissued Shares from the prior Offerings, whether offered or not.

        * From January 1, 2004 to December 31, 2004: 200,000 Shares plus unissued Shares from prior Offerings, whether offered or not.

        * From January 1, 2005 to December 31, 2005: 200,000 Shares plus unissued Shares from prior Offerings, whether offered or not.

        If a six-month Offering is made in any year beginning 1998, the maximum number of Shares to be issued shall be 1/2 of the number of Shares set forth for the annual period in which the six-month Offering falls, plus unissued shares from prior Offerings, whether offered or not. As used in this Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates.

ARTICLE V - PAYROLL DEDUCTIONS

        5.01.   Amount of Deduction.
                -------------------

        At the time a participant enrolls in the Plan, the participant shall elect to have deductions made from his pay on each payday during the time he or she is a participant



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


in an Offering at the rate of 1, 1.5, 2, 2.5, 3, 3.5, 4, 4.5, 5, 5.5, 6, 6.5, 7,
7.5, 8, 8.5, 9, 9.5 or 10% (the "Deduction Percentage") of his Base Pay; provided, however, that the minimum payroll deduction shall be $5 per week or $260 per year and the maximum payroll deduction shall be $20,000 per year.

        5.02.   Participant's Account.
                ---------------------

        All payroll deductions made for a participant shall be credited to his account under the Plan (an "Account"). A participant may not make any separate cash payments into such Account.

        5.03.   Changes in Payroll Deductions.
                -----------------------------

        A participant may discontinue payroll deductions under the Plan by providing the withdrawal notice specified in Section 8.01 of this Plan. No other change can be made during an Offering and, specifically, a participant may not alter the Deduction Percentage for that Offering. A participant may change his or her Deduction Percentage for a subsequent Offering by providing written notice to the Human Resources Department prior to the Offering Commencement Date of that Offering.

ARTICLE VI - GRANTING OF OPTION

        6.01.   Number of Option Shares.
                -----------------------

        On each Offering Commencement Date, a participating employee shall be deemed to have been granted an option (an "Option") to purchase a maximum number of Shares equal to the balance in the participant's Account on the Offering Termination Date divided by the Option Price as defined in Section 6.02 below.

        6.02.   Option Price.
                ------------

        The option price (the "Option Price") of Shares purchased with payroll deductions made during such Offering for a participant therein shall be the lower of:

                (a) 85% of the closing price of Shares on the Offering Commencement Date or the nearest prior business day on or which trading occurred on the Nasdaq National Market; or

                (b) 85% of the closing price of Shares on the Offering Termination Date or the nearest prior business day on which trading occurred on the Nasdaq National Market.

If the Shares are not admitted to trading on any of the aforesaid dates for which closing prices of the Shares are to be determined, then reference shall be made to the fair market value of Shares on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.



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


ARTICLE VII - EXERCISE OF OPTION

        7.01.   Automatic Exercise.
                ------------------

        Unless a participant gives written notice to the Company as hereinafter provided, the participant's Option for the purchase of Shares with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full Shares which the accumulated payroll deductions in his Account at that time will purchase at the applicable Option Price.

        7.02.   Fractional Shares.
                -----------------

        Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will remain in such employee's account and used to purchase Shares in the next Offering. If the employee does not participate in the next Offering, however, such excess will be returned to the employee without interest.

        7.03.   Transferability of Option.
                -------------------------

        During a participant's lifetime, Options held by such participant shall be exercisable only by that participant.

        7.04.   Delivery of Shares.
                ------------------

        As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, or to a third party administrator to be held in an account on behalf of the participant, certificates for the Shares purchased upon exercise of an Option.

ARTICLE VIII - WITHDRAWAL

        8.01.   In General.
                ----------

        A participant may withdraw all accumulated payroll deductions credited to his or her Account under the Plan at any time by giving 30 days' prior written notice to the Human Resources Department of the Company, provided however, that no withdrawal notice will be effective during the 30 day period immediately prior to an Offering Termination Date. All of the participant's payroll deductions credited to the participant's Account will be paid to the participant promptly after receipt of a timely notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Committee may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election to withdraw such deductions.



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


        8.02.   Effect on Subsequent Participation.
                ----------------------------------

        A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

        8.03.   Termination of Employment.
                -------------------------

        Upon termination of the participant's employment for any reason other than death, retirement, disability leave or other Company approved leave of absence, the payroll deductions credited to the participant's Account will be returned to the participant without interest, or, in the case of death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 12.01.

        8.04.   Termination of Employment Due to Death, Retirement or Company
                -------------------------------------------------------------
Approved Leave of Absence.
-------------------------

        If a participant's employment is terminated as a result of death, retirement, disability leave or other Company approved leave of absence, deductions shall continue to be made under the Plan only from any additional compensation paid directly to the participant. Payroll deductions will not be made from any amounts paid to the employee by a third party or from distributions from the Company's 401(k) or other benefit plans. Any balance remaining in the participant's Account shall be used to purchase Shares on the next Offering Termination Date unless the participant (or in the case of death, the participant's beneficiary, or other person described in Section 12.01 hereof if no beneficiary has been designated) has provided a timely withdrawal notice as provided in Section 8.01.

ARTICLE IX - INTEREST

        9.01.   Payment of Interest.
                -------------------

        No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant.

ARTICLE X - STOCK

        10.01.  Maximum Shares.
                --------------

        The maximum number of Shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04 shall be 200,000 Shares in each annual Offering and in the six-month Offering beginning July 1, 1997 (100,000 Shares in each other six-month Offering) plus in each Offering all unissued Shares from prior Offerings, whether offered or not, not to exceed 1,800,000 Shares for all Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of Shares for the applicable Offering, the Committee shall make a pro



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


rata allocation of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. The balance of payroll deductions credited to the Account of each participant as a result of such proration shall remain in the Participant's account to be used to purchase Shares in the next Offering; however, if an employee does not participate in the next Offering, any balance in the employee's Account will be refunded to the employee without interest.

        10.02.  Participant's Interest in Option Stock.
                --------------------------------------

        The participant will have no interest in Shares covered by his option until such option has been exercised.

        10.03.  Registration of Shares.
                ----------------------

        Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Human Resources Department of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person (who is not a minor) as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

        10.04.  Restrictions on Exercise.
                ------------------------

        The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the Shares reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or Nasdaq and that either:

                (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective, or

                (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the Shares for investment and not for resale or distribution.

All certificates for Shares delivered pursuant to the exercise of any Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and legends may be put on any such certificates to make appropriate reference to such restrictions.

ARTICLE XI - ADMINISTRATION

        11.01.  Appointment of Committee.
                ------------------------

        The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than two members of the Board of Directors. No members of the Committee shall be eligible to purchase stock under the Plan.

        11.02.  Authority of Committee.
                ----------------------

        Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

        11.03.  Rules Governing the Administration of the Committee.
                ---------------------------------------------------

        The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        11.04.  Third Party Administration.
                --------------------------

        The Committee may employ the services of a third party administrator ("TPA") to maintain records and accounts and to perform ministerial administrative services for the Plan.

ARTICLE XII - MISCELLANEOUS

        12.01.  Designation of Beneficiary.
                --------------------------

        A participant may file a written designation of a beneficiary who is to receive any Shares and/or cash in the event of a participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Department of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such



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


Shares and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Shares or cash credited to the participant under the Plan.

        12.02.  Transferability.
                ---------------

        Neither payroll deductions credited to a participant's Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8.01.

        12.03   Use of Funds.
                ------------

        All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

        12.04.  Adjustment Upon Changes in Capitalization.
                -----------------------------------------

                (a) If, while any Options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding Options and in the Option Price applicable to such outstanding Options. In addition, in any such event, the number and/or kind of Shares which may be offered in the Offerings described in Article IV hereof may also be proportionately adjusted. No adjustments shall be made for cash dividends.

                (b) In the event of: (1) a dissolution or liquidation of Stein Mart, Inc.; (2) a merger or consolidation in which Stein Mart, Inc., is not the surviving corporation; (3) a reverse merger in which Stein Mart, Inc., is the surviving corporation but the shares of Stein Mart, Inc.'s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or



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


        14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of Stein Mart, Inc., representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Committee in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Shares immediately prior to the transaction described above and the participants' rights under the ongoing Offering will be terminated.

        12.05.  Amendment and Termination.
                -------------------------

        The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.04); (ii) amend the requirements as to the class of employees eligible to purchase Shares under the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 of the Securities Exchange Act of
1934) or permit the members of the Committee to purchase Shares under the Plan. No termination, modification or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase Shares, adversely affect the rights of such employee under such option.

        12.06.  Effective Date.
                --------------

        The Plan shall become effective as of July 1, 1997, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held within 12 months before or after the date the Plan is adopted. If the Plan is not so approved, the Plan shall not become effective.

        12.07.  No Employment Rights.
                --------------------

        The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

        12.08.  Effect of Plan.
                --------------

        The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan,



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


including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

        12.09.  Governing Law.
                -------------

        The law of the State of Florida will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.